                                                     Commission File No. 2-85378
                                                    Commission File No. 811-3462


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Post-Effective Amendment No.  36

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No.  36

                                 The Flex-funds
               (Exact Name of Registrant as Specified in Charter)

             P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000

           Donald F. Meeder, Secretary - R. Meeder & Associates, Inc.
             P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
      It is proposed that this filing will become effective (check appropriate box).
              immediately upon filing pursuant to paragraph (b) of Rule 485
       -----
              on               pursuant to paragraph (b) of Rule 485.
       -----
        XXX   60 days after filing pursuant to paragraph (a)(1).
       -----
              on (date) pursuant to paragraph (a)(1).
       -----
              75 days after filing pursuant to paragraph (a)(2).
       -----
              on (date) pursuant to paragraph (a)(2) of Rule 485.
       -----

If appropriate, check the following box:

              This post-effective amendment designates a new effective date for ----- a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective July 28, 1983. The 24(f)-2 Notice for the fiscal year ended December 31, 1995, was filed with the Commission on February 14, 1996.

The Growth Stock Portfolio has also executed this Registration Statement.

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                       FOR THE ENHANCED SECTOR GROWTH FUND

Part A.

Item No.   Prospectus Caption
--------   ------------------

      1        Cover Page

      2        Highlights
               Synopsis of Financial Information

      3        Financial Highlights

      4        The Trust and its Management
               Investment Objectives and Policies
               Additional Investment Policies
      5        The Trust and its Management
      5A       Performance Comparison

      6(a)     Other Information - Shares of Beneficial Interest
      6(b)     Not applicable
      6(c)     Other Information - Shares of Beneficial Interest
      6(d)     Not applicable
      6(e)     Highlights
      6(f)(g)  Income Dividends, Capital Gains, Distributions and Taxes
      6(h)     Cover Page
               Other Information - Investment Structure

      7(a)     Not applicable
      7(b)     How Net Asset Value is Determined
      7(c)     Exchange Privilege
               Flex-funds Retirement Plans
               Other Shareholder Services
      7(d)     How to Buy Shares
      7(e)(f)  Distribution Plan

      8(a)     How to Make Withdrawals (Redemptions)
      8(b)     Not applicable
      8(c)     Shareholder Accounts
      8(d)     How to Make Withdrawals (Redemptions)

      9        Not applicable

PROSPECTUS                                                    __________, 1996

                                 THE FLEX-FUNDS
                           ENHANCED SECTOR GROWTH FUND
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-766-7000

      THE FLEX-FUNDS (THE "TRUST") ARE A FAMILY OF NO-LOAD MUTUAL FUNDS CONSISTING OF FIVE DIFFERENT SERIES OR PORTFOLIOS, EACH OF WHICH HAS SEPARATE INVESTMENT OBJECTIVES AND POLICIES. THE ENHANCED SECTOR GROWTH FUND (THE "FUND") IS A MULTI-MANAGED OPEN-END INVESTMENT MANAGEMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUND SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF DOMESTIC COMMON STOCKS WITH GREATER THAN AVERAGE GROWTH CHARACTERISTICS SELECTED PRIMARILY FROM THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").

      THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL OF THE INVESTABLE ASSETS OF THE FUND IN THE GROWTH STOCK PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVES AND POLICIES" ON PAGE 9 AND "OTHER INFORMATION - SHARES OF BENEFICIAL INTEREST AND INVESTMENT STRUCTURE" ON PAGES 22 AND 23.

      R. Meeder & Associates, Inc. is the investment adviser of the Portfolio and Sector Capital Management , L.L.C. (the "Subadviser") is the investment subadviser of the Portfolio. Sub-subadvisers, selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by the Subadviser.

      This Prospectus sets forth basic information about the Trust and The Enhanced Sector Growth Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated _________________, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Fund at the address given above or by calling: 1-800-325-FLEX, or (614) 766-7000.

                             ADDITIONAL INFORMATION
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE

                                TABLE OF CONTENTS
Highlights                                 3        Performance Information and Reports      21
Synopsis of Financial Information          4        Other Information                        22
Financial Highlights                       6        How to Buy Shares                        24
Performance Comparison                     6        How to Make Withdrawals                  26
Performance of Mr. Gurner and                       (Redemptions)
  Subadviser                               7        Exchange Privilege                       27
Investment Objectives and Policies         9        Flex Funds Retirement Plans              28
Additional Investment Policies            10        Other Shareholder Services               28
The Trust and Its Management              13        Shareholder Accounts                     29
Portfolio Transaction Policies            18
Distribution Plan                         19
Income Dividends, Capital Gains,
  Distributions and Taxes                 20
How Net Asset Value is Determined         21

-------------------------------------------------------------------------------
                                   Highlights
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The Enhanced Sector Growth Fund seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the S & P
500. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in the Growth Stock Portfolio, a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objectives and Policies" on page 9.

LIQUIDITY: The Fund is an open-end management investment company that continuously offers and redeems shares of beneficial interest at next determined net asset value per share. See "How to Buy Shares" on page 24 and "How to Make Withdrawals (Redemptions)" on page 26.

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information" on page 4, "How to Buy Shares" on page 29 and "How to Make Withdrawals (Redemptions)" on page 26.

RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Simplified Employee Pension (SEP), and a number of other special shareholder services.

MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares" on page 24, "Other Shareholder Services" on page 28, and "Shareholder Accounts" on page 29.

INVESTMENT ADVISER AND SUBADVISERS: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974.

Sector Capital Management, L.L.C. (the "Subadviser") is the Portfolio's subadviser. The Subadviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since February, 1995.

Sub-subadvisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by the Subadviser. See "The Trust and Its Management" on page 13.

DISTRIBUTION PLAN: The Enhanced Sector Growth Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of average net assets annually to aid in the distribution of shares. See "Distribution Plan" on page 19.

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" on page 24 and "How Net Asset Value is Determined" on page 21.

RISK FACTORS: As in any common stock fund, stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Investment Policies- Risk Factors" on page 12. The Portfolio may use various investment techniques to hedge the Portfolio's risks, including futures contracts and options. Special risk factors may apply to those investments. See "Additional Investment Policies
- Hedging Strategies and Option Strategies" on pages 11 and 12.

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.


-------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------

                                                           THE ENHANCED SECTOR
                                                               GROWTH FUND

SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sale Load Imposed on Purchases ....................    none
      Maximum Sales Load Imposed on
           Reinvested Dividends .................................    none
      Deferred Sales Load .......................................    none
      Redemption Fees ...........................................    none
      Exchange Fee ..............................................    none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
      Management Fees ...........................................    1.00%
      Distribution Plan
           (12b-1 Fees)** .......................................    0.13%
      Other Expenses ............................................    0.51%
                                                                     ----

      TOTAL FUND OPERATING EXPENSES* ............................    1.64%

EXAMPLE
      An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                             1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                             ------    -------   -------    --------
The Enhanced Sector Growth Fund                $17       $52       $89        $194

      *Expenses used in these illustrations are based upon expenses actually incurred for both The Enhanced Sector Growth Fund (formerly known as "The Growth Fund") and its corresponding Portfolio, the Growth Stock Portfolio, for the year ended December 31, 1995.

      **Distribution Plan Expense: The Trust is party to agreements whereby consultant companies or individuals (including two Trustees of the Portfolio) are paid for explaining the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

      The table on the this page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."

      The Board of Trustees of the Fund believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Subadviser" and "Investment Sub-subadvisers" in the Statement of Additional Information.

      The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance as actual rates of return and expenses may be more or less than the rate and amounts shown.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

      The financial highlights for The Enhanced Sector Growth Fund (formerly known as "The Growth Fund") are listed below. This information has been audited in conjunction with the annual audit of the financial statements of The Enhanced Sector Growth Fund and its corresponding Portfolio by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods ended December 31, 1988 through December 31, 1995; and by other certified public accountants for the earlier periods.

                                            1995          1994          1993         1992          1991
Net Asset Value, Beginning of            $  13.03      $  13.45      $  12.70      $  10.21      $  10.33
Period

Net Investment income                         0.5          0.27          0.09          0.18          0.34
Net Gains or (Losses) on Securities
(both realized and unrealized)               2.68         (0.37)         0.82          0.58          1.84
Total From Investment Operations             3.18         (0.10)         0.91          0.76          2.18
LESS DISTRIBUTIONS
Dividends (from net investment              (0.50)        (0.27)        (0.16)        (0.11)        (0.34)
 income)
Distributions (from capital gains)          (0.42)           --            --            --            --
Total Distributions                         (0.92)        (0.27)        (0.16)        (0.11)        (0.34)

NET ASSET VALUE, END OF PERIOD           $  15.34      $  13.08      $  13.45      $  12.70      $  12.05

Total Return                                24.61%        (0.69%)        7.21%         6.35%        21.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)           24,631        22,176        26,171        25,534        32,654
Ratio of Expenses to Average Net Assets      1.64%         1.63%         1.54%         1.51%         1.42%
Ratio of Net Income (Loss) to
Average  Net Assets                          3.38%         1.95%         0.69%         1.31%         2.98%
Portfolio Turnover Rate                       N/A           N/A           N/A            39%          265%

                                             1990          1989         1988           1987          1986
Net Asset Value, Beginning of             $   9.67      $   9.67      $  11.27      $  10.52      $  10.69
Period

Net Investment income                         0.57          0.29          0.59          0.21          0.20
Net Gains or (Losses) on Securities
(both realized and unrealized)               (0.12)         0.69         (1.22)         0.59          1.06
Total From Investment Operations              0.45          0.98         (0.63)         0.80          1.26
LESS DISTRIBUTIONS
Dividends (from net investment               (0.57)        (0.32)        (0.78)        (0.05)        (1.43)
 income)
Distributions (from capital gains)              --            --         (0.19)           --         (1.15)
Total Distributions                          (0.57)        (0.32)        (.097)        (0.05)        (1.43)

NET ASSET VALUE, END OF PERIOD            $  10.25      $  10.33      $   9.67      $  11.27      $  10.52

Total Return                                  4.31%        10.71         (5.79%)        7.61%        11.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period ($000)            24,664        29,711         4,478        12,822        10,222
Ratio of Expenses to Average Net Assets       1.46%         1.55%         1.50%         1.48%         1.49%
Ratio of Net Income (Loss) to
Average  Net Assets                           4.90%         2.63%         2.06%         1.79%         2.32%
Portfolio Turnover Rate                        436%           50%          313%          326%          152%

-------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

THE ENHANCED SECTOR GROWTH FUND VS. THE S&P 500 INDEX

The Growth of $10,000 (12/31/85 to 12/31/95)

          THE ENHANCED SECTOR GROWTH FUND        THE S&P 500            THE ENHANCED SECTOR GROWTH FUND
                       $10,000                   $10,000                Average Annual Total Return
1986                   $11,181                   $11,850                -------------------------------
1987                   $12,032                   $12,466                1 year
1988                   $11,336                   $14,560                24.61%
1989                   $12,489                   $19,147
1990                   $13,028                   $18,534                5 years
1991                   $15,824                   $24,206                11.38%
1992                   $16,830                   $26,069
1993                   $18,043                   $28,651                10 years
1994                   $17,918                   $29,023                8.36%
1995                   $22,328                   $39,912


1995 IN REVIEW.

      The total return of The Enhanced Sector Growth Fund (formerly known as "The Growth Fund") was 24.61 percent during 1995. This compares with the return of the average Asset Allocation Fund, as reported by Morningstar, Inc., of 23.84 percent during 1995. The S&P 500 Index provided a return of 37.53 percent during 1995. The Enhanced Sector Growth Fund was fully exposed to the stock market for much of the year. During that time, the portfolio of The Enhanced Sector Growth Fund was dominated by exposure to large capitalization stocks.

      Fully defensive as 1995 began, The Enhanced Sector Growth Fund was fully exposed to the stock market in early January. In mid-March, the Fund adopted a 50 percent defensive position. By the first week in June, The Enhanced Sector Growth Fund was again fully exposed to the stock market where it remained until the fourth quarter of 1995. By October, certain fundamental questions about the market's continued advance began to indicate that the most prudent posture was to again adopt a partially defensive position. The Enhanced Sector Growth Fund remained partially defensive until the first week in December when it returned to a fully invested position.

      The Enhanced Sector Growth Fund changed its name from The Growth Fund to the Enhanced Sector Growth Fund on November 2, 1996. Along with its name change, the Enhanced Sector Growth Fund changed its investment objective to that described in "Investment Objectives and Policies" on page 9 and the Portfolio engaged the Subadviser and the Sector Advisers to manage the Portfolio. Consequently, the performance information shown above reflects the performance of the Enhanced Sector Growth Fund under the prior investment objective and policies and before the Portfolio's engagement of the Subadviser and Sector Advisers. See "The Trust and its Management."

      The graph depicting the growth of $10,000 and the average annual total returns for the Fund is representative of past performance and is not intended to indicate future performance.

      The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

      *The returns of the index are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

-------------------------------------------------------------------------------
                    PERFORMANCE OF MR. GURNER AND SUBADVISER
-------------------------------------------------------------------------------


      William L. Gurner, the President, Administrator and Portfolio Manager of the Subadviser, served as Manager (Trust Investments) for an employee benefit plan of a large corporation from March 1, 1991 through December, 1994. The following table sets forth Mr. Gurner's performance relating to the historical performance of the employee benefit plan managed by Mr. Gurner and the Subadviser's composite performance relating to the historical performance of private accounts managed by the Subadviser from January 1, 1995 through September 30, 1996, that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. The data is provided to illustrate the past performance of Mr. Gurner and the Subadviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Growth Stock Portfolio or the Fund. Investors should not consider this performance data as an indication of future performance of the Growth Stock Portfolio or the Fund. Mr. Gurner and the Subadviser's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without provision for federal or state income taxes. Custodial fees, if any , were not included in the calculation. The Subadviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Subadviser that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the Subadviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

      The employee benefit plan managed by Mr. Gurner and the private accounts that are included in the Subadviser's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and the Subadviser's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

      The investment results of Mr. Gurner and the Subadviser's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.
 -----------------------
*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                     PERFORMANCE
                                     -----------
YEAR              MR. GURNER'S     THE SUBADVISER'S       S&P 500(1)
----              ------------     ----------------       ----------

1991(2)             19.00%               N.A.              16.66%
1992                 8.51%               N.A.               7.69%
1993                15.03%               N.A.              10.00%
1994                 1.22%               N.A.               1.30%
1995                 N.A.               46.30%             37.60%
1996(3)              N.A.               16.11%             13.60%
Since Inception              18.28%(4)                     15.05%(5)

(1)The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) Commencement of investment operations with regard to Mr. Gurner is March 1, 1991.

(3) Through September 30, 1996.

(4) Combined performance of Mr. Gurner and the Subadviser from March 1, 1991 through September 30, 1996.

(5) From March 1, 1991 through September 30, 1996.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

      The Enhanced Sector Growth Fund and the Growth Stock Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors, except as otherwise provided herein. No such change would be made in the Fund, or Portfolio, without 30 days prior written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in its corresponding Portfolio, see "Other Information--Investment Structure." Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

      The Portfolio seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S & P 500"). Current income will not be a primary objective. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks.

      Common stocks are selected for the Portfolio from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

      The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The Subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously categorizes domestic publicly traded common stocks into a specific industry sector.

      The total market value of the common stocks in each industry sector of the S & P 500 is compared by the Subadviser to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the amount of assets in the Portfolio allocated to that industry sector will be reallocated by the Subadviser. The Subadviser may make a reallocation more frequently than monthly if it chooses to do so in its sole discretion. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover.

      The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Board of Trustees of the Portfolio.

      Each Sector Adviser is limited to the list of companies identified by the Subadviser which represents the Sector Adviser's specific industry sector. Each Sector Adviser then selects those common stocks which, in its opinion, best represent the industry sector the Sector Adviser has been assigned. In selecting securities for the Portfolio, the Sector Advisers evaluate factors believed to be favorable to long term growth of capital including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Sector Advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

      Up to 20% of the Portfolio's assets may be invested in temporary investments such as money market instruments, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements. See "Additional Investment Policies - Money Market Instruments and Bonds." The Portfolio may purchase stock index futures contracts and related options. See "Additional Investment Policies - Hedging Strategies and Option Strategies". Up to 5% of the total assets of the Portfolio may be invested in American Depository Receipts.

      As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer and with respect to 75% of the total assets of the Portfolio, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. Government Securities, as defined in the Investment Company Act of 1940) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

      See the Fund's Statement of Additional Information for other details.


-------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS AND BONDS

      When investing in money market instruments or bonds, the Portfolio will limit its purchases to the following securities:

o U.S. Government Securities and Securities of its Agencies and Instrumentalities.

o     Bank Obligations and Instruments Secured Thereby.

o High Quality Commercial Paper -- The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

o Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

o High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.

o Repurchase Agreements Pertaining to the Above -- The Portfolio may invest in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

HEDGING STRATEGIES

      The Portfolio may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) To gain equity market exposure for unallocated and uninvested cash balances of the Portfolio; (2) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser, Subadviser or a Sector Adviser is implementing a change in the Portfolio's investment position;
(3) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (4) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

      A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts.

      Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying assets, security or index. Accordingly, these financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

      The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in the Portfolio, securities which it intends to purchase, or to gain market exposure for unallocated and uninvested cash balances. The Portfolio will only enter in such transactions when they are economically appropriate to meeting portfolio investment objectives and to the reduction of risks inherent in the ongoing management of the Portfolio.

      For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for a mutual fund, such as the Fund. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

      The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

      The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors," there are some risks in utilizing a hedging strategy.

OPTION STRATEGIES

       The Portfolio may write (sell) covered call options. The purpose of such transactions is to: (1) hedge against changes in the market value of specific securities held by the Portfolio; and/or (2) to generate incremental income by capturing the proceeds of options sold.

      The Portfolio may write (sell) call options, but only if such options are covered and remain covered as long as the Portfolio is obligated as a writer of the option (seller). A call option is "covered" if the Portfolio owns the underlying security covered by the call. If a "covered" call option expires un-exercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or a loss from the sale of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

RISK FACTORS

      The Growth Stock Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. When The Growth Stock Portfolio is invested in smaller capitalization issues, it could be subject to wider price fluctuations than the stock market as measured by popular market indices.

      There is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

      Options are subject to certain risks, including the risk of imperfect correlation between the option and the security underlying the option contract and the risk that there may not be a liquid secondary market for the option when the Portfolio seeks to repurchase a call option. Entering into a covered call writing transaction can also limit the appreciation potential of the Portfolio.

      Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Manager or the Subadviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful. There may not be a liquid market for futures positions when the Portfolio seeks to remove a hedge transaction. The liquidity of both options and futures contracts may also be affected if options and futures exchanges impose trading halts, particularly when markets are volatile.

      The Portfolio may invest in repurchase agreements with banks and securities brokers, and in private placement commercial paper.

      All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

      Private placement commercial paper ("Rule 144A securities ") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

      The use of multiple Sector Advisers or the replacement of a Sector Adviser may increase the Portfolio's portfolio turnover rate, realizations of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolio and may result in increased short-term capital gains which , when distributed to shareholders, are treated as ordinary income. See "Income Dividends, Capital Gains, Distributions and Taxes."

PORTFOLIO TURNOVER

      Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Subadviser anticipates that the annual portfolio turnover rate for the Portfolio will not exceed 60%. See "Portfolio Transaction Policies."

      The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Portfolio's investments.


-------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
-------------------------------------------------------------------------------

      The Trust is an open-end management investment company organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. Four of the Trust's five constituent funds are diversified open-end management investment companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

      Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

MANAGER

      R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Fund's investment adviser from its inception in 1988 until January of 1993, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel. The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's financial futures contracts and related options. See "Additional Investment Policies-Hedging Strategies and Option Strategies."

      The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its five subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

      The Manager's officers and directors, their principal offices are as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Philip A. Voelker, Senior Vice President; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President, Wesley F. Hoag, General Counsel; and Steven T. McCabe, Vice President.

        Philip A. Voelker is primarily responsible for managing the liquidity reserve of the Portfolio and managing the futures contracts and related options of the Portfolio on behalf of the Manager. Mr. Voelker is a Vice President and Trustee of the Portfolio, Vice President of the Flex-funds and Senior Vice President of the Manager. Mr. Voelker has been associated with the Manager since 1975.

        All compensation to the Manager will be shared by the Subadviser and the Manager out of the Manager's fee from the Portfolio in accordance with a formula such that the Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Subadviser will receive 30% and the Manager 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets at inception of the arrangment, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With repsect to net assets of more than $50 million and less than $100 million, the applicable fee of 0.75% will be shared such that the Manager will receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and Subadviser 0.35%.

      Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $7,500. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .03% of the Fund's average net assets. These fees are reviewed annually by the respective Trustees of the Trust and the

Portfolio. For the year ended December 31, 1995, total payments to Mutual Funds Service Co. amounted to $29,772 and $28,335 for the Fund and Portfolio, respectively.

SUBADVISER

      Sector Capital Management, L.L.C. (the "Subadviser"), 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119, serves as the Growth Stock Portfolio's subadviser under an Investment Subadvisory Agreement among the Portfolio, the Manager and the Subadviser. The Subadviser furnishes investment advisory services in connection with the management of the Growth Stock Portfolio.

      The Subadviser is a Georgia limited liability company that has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since February, 1995. As of September 30, 1996, the Subadviser held discretionary investment authority over approximately $88 million of assets. The Subadviser is controlled by William L. Gurner and John K. Donaldson. Mr. Gurner is primarily responsible for the day-to-day management of the Portfolio through interaction with each of the Sector Advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Portfolio on behalf of the Subadviser. Mr. Gurner has been associated with the Subadviser since its inception in February, 1995. Mr. Gurner, President, Administrator, Manager and a Member of the Subadviser, is a trustee of The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager.

      The Subadviser and the Portfolio have entered into a Sub-subadvisory Agreement with each Sector Adviser selected for the Portfolio. It is the Subadviser's responsibility to select, subject to the review and approval of the Board of Trustees, the Sector Advisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. In addition, it is the Subadviser's responsibility to categorize domestic publicly traded common stocks into a specific industry sector. The Subadviser may also invest the Portfolio's financial futures contracts and related options.

      Subject to the supervision and direction of the Portfolio's Board of Trustees, the Subadviser provides to the Portfolio investment management evaluation services principally by performing initial due diligence on prospective Sector Advisers for the Portfolio and thereafter monitoring Sector Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Sector Advisers. In evaluating prospective Sector Advisers, the Subadviser considers among other factors, each Sector Advisers level of expertise; relative performance and consistency of performance, level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Subadviser has responsibility for communicating performance expectations and evaluations to Sector Advisers and ultimately recommending to the Board of Trustees of the Portfolio whether Sector Advisers' contracts should be renewed, modified, or terminated. The Subadviser provides reports to the Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

      The Subadviser pays each Sector Adviser a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadviser to the Sector Adviser at an annual rate equal to .25%.

      Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Portfolio.

      Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Portfolio's performance compared to the applicable indices and also will review the Portfolio's compliance with its investment objectives and policies.

      While the investment professionals of the Subadviser have experience in asset management and the selection of investment advisers, prior to the Subadviser becoming the subadviser to the Portfolio, on _______, 1996, it did not have previous experience in providing investment advisory services to an investment company.

      The Portfolio intends to file an exemptive order application (the"Application") with the Securities and Exchange Commission (the "SEC") seeking an exemption from Section 15(a)(1) of the Investment Company Act of 1940 to the extent necessary to permit the Portfolio and the Subadviser to enter into Investment Subadvisory Agreements with each Sector Adviser without such agreements being approved by the shareholders of the Portfolio except for Investment Subadvisory Agreements with an affiliated person of the Portfolio, the Manager or the Subadviser other than by reason of such affiliated person serving as an existing Sector Adviser to the Portfolio. Applicable orders granted by the SEC to other investment companies seeking similar exemptions have required as a condition to granting the order that the investment company obtain shareholder approval for such a policy. The Portfolio expects that the SEC will impose the same condition on the Portfolio and accordingly on December 20, 1996, at a Special Meeting of the shareholders of the Portfolio, the shareholders approved a proposal to allow the Portfolio and the Subadviser to enter into Investment Subadvisory Agreements with Sector Advisers without such agreements being approved by the shareholders of the Portfolio. In addition, the Portfolio's Application will likely include the condition that within 60 days of the hiring of any new Sector Advisers and executing a new Investment Subadvisory Agreement, the Subadviser will furnish shareholders with an information statement about the new Sector Adviser and Investment Subadvisory Agreement. There is no guarantee that the SEC will grant the Portfolio's application for exemptive relief. Any changes to the Investment Advisory Contract between the Portfolio and the Manager or the Investment Subadvisory Agreement between the Portfolio, Manager and Subadviser still require shareholder approval. In accordance with the terms of the application for exemption, a majority of the shareholders of the Fund have approved the operation of the Trust in accordance with the exemption.

      SECTOR ADVISERS: The Sector Advisers have agreed to an investment advisory fee based on the average net assets of the Portfolio assigned to them by the Subadviser at an annual rate equal to .25%, which is generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and for which they perform all administrative responsibilities.

      Subject to the supervision and direction of the Subadviser and, ultimately, the Board of Trustees of the Portfolio, each Sector Adviser's responsibilities are limited to managing its portion of the securities held by the Portfolio in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

The following sets forth certain information about each of the Sector Advisers:


          MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities sector of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of June 30, 1996, Miller/Howard held discretionary investment authority over approximately $ 203 million of assets. Miller/Howard is controlled by Lowell Miller. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller, a director and the President of Miller/Howard, is a trustee of The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. Miller/Howard serves as the investment subadviser to the Utilities Stock Portfolio, a corresponding portfolio of another series of the Trust whose investment adviser is The Manager. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York, 12498.

          HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks;

pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of September 30, 1996, Hallmark held discretionary investment authority over approximately $ 113 million of assets. Hallmark is controlled by Peter S. Hagerman. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey, 07004.

NEWSOUTH CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the consumer durable sector of the Portfolio. NewSouth is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 19___. As of _________________, 1996, NewSouth held discretionary investment authority over approximately $____billion of assets. NewSouth is controlled by ______________________. ___________________ is the portfolio manager responsible for the day-to-day management of those assets of the Portfolio allocated to NewSouth. ________________ has been associated with NewSouth since 19___. NewSouth's principal executive offices are located at 755 Crossover Lane, Building A -Suite 233, Memphis, Tennessee, 38117.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer non-durable sector of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of September 30, 1996, Barrow held discretionary investment authority over approximately $ 18.8 billion of assets. Barrow is controlled by United Asset Management. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, 75204-2429.

THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of September 30, 1996, The Mitchell Group held discretionary investment authority over approximately $ 214 million of assets. The Mitchell Group is controlled by Rodney Mitchell. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas, 77702.

ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of September 30, 1996, Ashland managed accounts having a value of approximately $1.5 billion. Voting control of Ashland is vested in certain members of management. Terrence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984 and has been a Portfolio Manager since 1987. Ms. Ohl has been employed by Ashland as a Portfolio Manager Associate since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York, 10004.

WELLINGTON MANAGEMENT COMPANY, LLP ("WMC") serves as Sector Adviser to the health sector of the Portfolio. WMC is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1933. As of September 30, 1996, WMC held discretionary investment management authority with respect to $123 billion of assets. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. Edward
P. Owens, a Senior Vice President of WMC, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to WMC. Mr. Owens has been associated with Wellington since 1974. WMC's principal executive offices are located at 75 State Street, Boston, Massachusetts, 02109.

DREMAN VALUE ADVISORS, L.P. serves as Sector Adviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of June 30, 1996, Dreman held discretionary investment authority over approximately $2.463 billion of assets. Dreman is controlled by Zurich Kemper Investments, Inc. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, New York 10017.

RCM CAPITAL MANAGEMENT, L.L.C. serves as Sector Adviser to the technology sector of the Portfolio. RCM is a registered investment advisor that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.7 billion of assets under management as of September 30, 1996. RCM was established in April 1996, as the successor to the business operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. Walter C. Price and Huschen Chen, each principals of RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent RCM from continuing to perform investment management services for the Portfolio.


-------------------------------------------------------------------------------
                         PORTFOLIO TRANSACTION POLICIES
-------------------------------------------------------------------------------

      Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Subadviser for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Portfolio's liquidity reserves and the Manager or the Subadviser may invest the Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Portfolio's assets assigned to it. These practices may increase the Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolio and their shareholders. See "Portfolio Turnover" above and in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends, Capital Gains, Distributions and Taxes".

      The Portfolio may effect portfolio transactions with or through the Manager, Subadviser or Sector Advisers, or their affiliates, when the Manager, Subadviser or Sector Advisers, as appropriate, determine that the Portfolio will receive the best net price and execution. This standard would allow the Manager, Subadviser or Sector Advisers, or their affiliates, to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.


-------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
-------------------------------------------------------------------------------

      The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Enhanced Sector Growth Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

      The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

      The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

      The Trust has entered into agreements whereby Consultants (including two
(2) Trustees of the Portfolio) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of The Enhanced Sector Growth Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

      Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

      Total payments made in The Enhanced Sector Growth Fund under the Distribution Plan for the period ended December 31, 1995, as a percentage of average net assets, amounted to 0.13%. (See "Synopsis of Financial Information.")

     The Manager or the Subadviser may use it resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager or Subadviser any separate fees for this service.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     It is the policy of the Trust to distribute substantially all of its net income. The Fund's net income consists of the income it earns from its investment in the Growth Stock Portfolio, less expenses. The Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     The Enhanced Sector Growth Fund declares and pays dividends from net investment income, if any, on a quarterly basis. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing.

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, and at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Enhanced Sector Growth Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of its Funds. The Fund is treated as a separate entity for federal income tax purposes. The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months.

The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last 10 fiscal years.

     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                       PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     The Enhanced Sector Growth Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index or other various unmanaged indices or results of other mutual funds or investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

     The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager and/or the Subadviser may have voluntarily agreed to waive portions of their fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Growth Stock Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, non assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     The Portfolio, in which all the assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 766-7000.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Fund's Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies", except as otherwise provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager", "Investment Sub-adviser", "Investment Sub-subadvisers" and "Trustees and Officers" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge, although the Trust does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Enhanced Sector Growth Fund are sold at the net asset value per share next determined after receipt by The Enhanced Sector Growth Fund or the authorized service agent or sub-agent of both a purchase order and payment. (See "How Net Asset Value is Determined.") Investments made by check are entered and credited at the net asset value determined on the next business day following receipt. Net asset value generally changes each day.

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

         OPENING AN ACCOUNT --You may open an account by mail or bank wire as follows:

         By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Enhanced Sector Growth Fund must accompany the New Account Application and should be mailed to the following address:

         THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

         By Bank Wire: If the wire order is for a new account in the Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 766-7000. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
                  (ABA #: 042-00001-3)

         ATTENTION: THE FLEX-FUNDS

         Credit Account Number:  9304932
                  Account Name (your name)
         Personal Account No. (your Enhanced Sector Growth Fund account number)

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Enhanced Sector Growth Fund (please include your account number on the check) and mail as follows:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE--Shares of The Enhanced Sector Growth Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon, if any, will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS--You may buy shares or sell shares of the Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Trust may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. Payment is due no later than the Fund's pricing on the following business day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Fund does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Fund may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 766-7000. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemption's. This may be done at any time upon written request to the Fund. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check, used to purchase shares, has been collected which could be fifteen
(15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

         A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements.

     It will be necessary to complete a separate New Account Application if:

         1. a shareholder wishes to register a new account in a different name;

         2. a shareholder wishes to add telephone redemption to an account; or

         3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged that day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:

     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 766-7000. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone exchange request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the exchange. If MFSCo fails to follow reasonable procedures MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone exchange privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone exchange. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, the Enhanced Sector Growth Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

--------------------------------------------------------------------------------
                           FLEX-FUNDS RETIREMENT PLANS
--------------------------------------------------------------------------------

     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 766-7000.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares of the Fund having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where the Fund's shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 766-7000.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUMS--The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-766-7000 (in Central Ohio)

INVESTMENT SUBADVISER
Sector Capital Management, L.L.C.
5350 Poplar Avenue, Suite 490
Memphis, Tennessee  38119

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-766-7000 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

                 TABLE OF CONTENTS

                                                                            Page

Highlights ..............................................................      3
Synopsis of Financial Information .......................................      4
Financial Highlights ....................................................      6
Performance Comparison ..................................................      6
Performance of Mr. Gurner and Subadviser ................................      7
Investment Objective and Policies .......................................      9
Additional Investment Policies ..........................................     10
The Trust and Its Management ............................................     13
Portfolio Transaction Policies ..........................................     18
Distribution Plan .......................................................     19
Income Dividends, Capital Gains, Distributions and Taxes ................     20
How Net Asset Value is Determined .......................................     21
Performance Information and Reports .....................................     21
Other Information .......................................................     22
How to Buy Shares .......................................................     24
How to Make Withdrawals (Redemptions) ...................................     26
Exchange Privilege ......................................................     27
Flex-funds Retirement Plans .............................................     28
Other Shareholder Services ..............................................     28
Shareholder Accounts ....................................................     29


                                 THE FLEX-FUNDS

                         THE ENHANCED SECTOR GROWTH FUND

                                   PROSPECTUS

                              ________________,1996

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                      FOR THE ENHANCED SECTOR GROWTH FUND


Part B.
-------

Item No           Statement of Additional Information
-------           -----------------------------------
10                Cover Page

11                Table of Contents

12                Not applicable

13(a)(b)(c)       Investment Policies and Limitations
13(d)             Not applicable

14(a)(b)(c)       Trustees and Officers

15(a)(b)          Not applicable
15(c)             Trustees and Officers

16(a)(b)          Investment Adviser and Manager
                  Investment Subadvisers
                  Investment Sub-subadvisers
16(c)             Portfolio Transactions
16(d)             Other Services
16(e)             Not applicable
16(f)             Distribution Plan
16(g)             Not applicable
16(h)             Description of the Trust
16(i)             Contracts with Companies Affiliated with Manager

17                Portfolio Transactions

18(a)             Description of the Trust
18(b)             Not applicable

19(a)             Additional Purchase and Redemption Information
                  Flex-funds Retirement Plans
19(b)             Valuation of Portfolio Securities

20                Not applicable

21                Not applicable

22(a)             Not applicable
22(b)             Performance

23                Not applicable

                        THE ENHANCED SECTOR GROWTH FUND
                         A FUND OF THE FLEX-FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                         ________________________, 1996

This Statement is not a prospectus but should be read in conjunction with the
Fund's current Prospectus (dated    , 1996). Please retain this document for
future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

         TABLE OF CONTENTS                                                      PAGE
         Investment Policies and Limitations                                     2
         Portfolio Transactions                                                 12
         Valuation of Portfolio Securities                                      14
         Performance                                                            15
         Additional Purchase and Redemption Information                         17
         Distributions and Taxes                                                19
         Investment Adviser and Manager                                         20
         Investment Subadvisers                                                 22
         Investment Sub-subadvisers                                             23
         Distribution Plan                                                      27
         Trustees and Officers                                                  28
         Flex-funds Retirement Plans                                            32
         Contracts With Companies Affiliated With Manager                       33
         Description of the Trust                                               33
         Financial Statements                                                   35

         INVESTMENT ADVISER                     TRANSFER AGENT
         R. Meeder & Associates, Inc.           Mutual Funds Service Co.

         INVESTMENT SUBADVISER
         Sector Capital Management, L.L.C.

                       INVESTMENT POLICIES AND LIMITATIONS

         The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

         The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

         (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

         (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

         (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

         (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).


THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (iii) The Portfolio may borrow money only from a bank or from a registered investment company for which the Manager serves as investment adviser. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

         (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

         (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

         (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

         (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

         (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

         (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

         (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

         For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 9. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 11.

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

         U.S. Government Securities and Securities of its Agencies and Instrumentalities obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

         Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

         High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

         Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

         High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

         Repurchase Agreements - See "Repurchase Agreements" below.

         The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

Ratings

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

         AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

         AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

         A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

         Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

         The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

         Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

         U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

         Repurchase Agreements - See "Repurchase Agreements" below.

         Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

         Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

         Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

         ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

         While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not: (a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

         FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

         Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

         If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

         WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

         The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

         When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.


                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

         The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

         The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manger, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

         Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

         The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

         The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

         The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

         From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

         The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

         Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

         When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1995 to December 31, 1995, the Growth Stock Portfolio paid total commissions of $ 44,655 ($135,422 in 1994; $99,419 in 1993) on the purchase and sale of common stocks. Brokerage commissions paid on the purchases and sales by the Portfolio of futures and option contracts for the year ending December 31, 1995 were $22,399.

                        VALUATION OF PORTFOLIO SECURITIES

         Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

         This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

         Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

         Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

         The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period while average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

         Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             P (1+T) to the nth power = ERV
             P = initial investment of $1,000
             T = average annual total return
             n = Number of years
             ERV = ending redeemable value at the end of the base period

         In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

         NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

         MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

         HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

         From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

         In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

         VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

         MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1996: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the
Manager expects the same holiday schedule, with the addition of New Year's
Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.

         The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

         Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

         Additional details about the exchange privilege and prospectuses for each of The Flex-funds' funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

         In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         Any redemptions in kind made by the Fund will be of readily marketable securities.

         AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

         Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

         SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

         Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

        Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

        Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


                             DISTRIBUTIONS AND TAXES

         DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager, Subadviser and Sector Advisers may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

         DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

         CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

         Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

         TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

         The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

         OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

         R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

         Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services for others.

        The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.


         The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

         The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

         Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the Fund's distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

         The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

         Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager, Subadviser and Sector Advisers under the investment advisory contracts and other miscellaneous expenses.

         The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

         The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets at inception of the arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager will receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%. For the year ending December 31, 1995, the Growth Stock Portfolio paid fees to the Manager totaling $238,640 ($240,045 in 1994; $259,462 in 1993).

         R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors and the principal offices are as set forth as follows: Robert S. Meeder, Sr. Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Operating Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; Wesley F. Hoag, General Counsel; and Steven T. McCabe, Vice President. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Each of Mr. Robert S. Meeder, Jr., Donald F. Meeder, Wesley F. Hoag and Steven
T. McCabe is an officer of the Trust and the Portfolio. Mr. Philip A. Voelker is a Trustee and officer of the Portfolio and an officer of the Trust.

                              INVESTMENT SUBADVISER

          Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio and, except as otherwise provided, allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."

         The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

         The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Portfolio.

                           INVESTMENT SUB-SUBADVISERS

         Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has applied for an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of shareholder approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive application, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without shareholder approval, to employ new Sector Advisers for the Portfolio. Although shareholder approval will not be required for the termination of sub-subadvisory agreements, shareholders of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the

Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%
         The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Portfolio.

         A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but does not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.
         Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.
         Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:
         MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities sector of the Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of June 30, 1996, Miller/Howard held discretionary investment authority over approximately $ 203 million of assets. Miller/Howard is controlled by Lowell Miller. Mr. Miller is the Portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller, a director and the President of Miller/Howard, is a trustee of The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. Miller/Howard serves as the investment subadviser to the Utilities Stock Portfolio, a corresponding portfolio of another series of the Trust whose investment adviser is the Manager. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York, 12498.

         HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of September 30, 1996, Hallmark held discretionary investment authority over approximately $ 113 million of assets. Hallmark is controlled by Peter S.

Hagerman. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey, 07004.
         NEWSOUTH CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the consumer durable sector of the Portfolio. NewSouth is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 19___. As of _________________, 1996, NewSouth held discretionary investment authority over approximately $____billion of assets. NewSouth is controlled by ______________________. ___________________ is the
portfolio manager responsible for the day-to-day management of those assets of the Portfolio allocated to NewSouth. ________________ has been associated with NewSouth since 19___. NewSouth's principal executive offices are located at 755 Crossover Lane, Building A -Suite 233, Memphis, Tennessee, 38117.
         BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer non-durable sector of the Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of September 30, 1996, Barrow held discretionary investment authority over approximately $ 18.8 billion of assets. Barrow is controlled by United Asset Management. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas, 75204-2429.

          THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of September 30, 1996, The Mitchell Group held discretionary investment authority over approximately $ 214 million of assets. The Mitchell Group is controlled by Rodney Mitchell. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas, 77702.
         ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of September 30, 1996,

Ashland managed accounts having a value of approximately $1.5 billion.
Voting control of Ashland is vested in certain members of management.
Terrence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984 and has been a Portfolio Manager since 1987. Ms. Ohl has been employed by Ashland as Portfolio Management Associate since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

          WELLINGTON MANAGEMENT COMPANY, LLP ("WMC") serves as Sector Adviser to the health sector of the Portfolio. WMC is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1933. As of September 30, 1996, WMC held discretionary investment management authority with respect to $123 billion of assets. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. Edward P. Owens, a Senior Vice President of WMC, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to WMC. Mr. Owens has been associated with Wellington since 1974. WMC's principal executive offices are located at 75 State Street, Boston, Massachusetts, 02109.
         DREMAN VALUE ADVISORS serves as Sector Adviser to the finance sector of the Portfolio. Dreman is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1977. As of June 30, 1996, Dreman held discretionary investment authority over approximately $2.463 billion of assets. Dreman is controlled by Zurich Kemper Investments, Inc. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Dreman. Mr. Kay has been associated with Dreman since 1993. Dreman's principal executive offices are located at 280 Park Avenue, 40th Floor, New York, NY 10017.

         RCM CAPITAL MANAGEMENT, L.L.C. serves as Sector Adviser to the technology sector of the Portfolio. RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $25.7 billion of assets under management as of September 30, 1996. RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. Walter C. Price and Huachen Chen, each principals of RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Portfolio allocated to RCM. Messrs. Price and Chen have managed equity portfolios on behalf of RCM since 1985. RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

         Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could present RCM from continuing to perform investment management services for the Portfolio.

                                DISTRIBUTION PLAN

         Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

         The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation. possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         The Fund may expend as much as, but not more than .20% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

         The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.
         The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Portfolio; and the firm of Ogle and Waters, Inc. with which Walter L. Ogle, a Trustee of the Portfolio, is affiliated. Total payments made by the Fund to parties with service agreements for the year ended December 31, 1995 amounted to $30,863. In addition, expenditures were approved by the Board of Trustees in the amount of $3,019 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $10,773 for advertising, $16,182 for the services of public relations and marketing consultants; and $889 for the cost of special telephone service to encourage the sale of Fund shares.
                              TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for other funds advised by the Manager. Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Portfolio, the Trust, the Manager, the Subadviser or the Sector Advisers are indicated by an asterisk (*) .
         The Trust and the Portfolio are managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

                                            Position          Principal
Name & Address                              Held              Occupation
--------------                              --------          ----------


ROBERT S. MEEDER, SR.*+                     Trustee/          Chairman, R. Meeder &
                                            President (1)(2)  & Associates, Inc. an
                                                              Investment Adviser

MILTON S. BARTHOLOMEW                       Trustee (2)       Retired, formerly a practicing
1424 Clubview Boulevard, S.                                   attorney in Columbus Ohio
Worthington, OH 43235                                         Member of the Portfolio's
                                                              Audit Committee.

JOHN M. EMERY                               Trustee (1)       Retired, formerly Vice
2390 McCoy Road                                               President & Treasurer of
Columbus, OH 43220                                            Columbus & Southern Ohio
                                                              Electric Co. Member of the
                                                              Trust's Audit Committee.

RICHARD A. FARR                             Trustee (1)       President of R&R Supply Co.
3250 W. Henderson Rd.                                         and General Manager of
Columbus, OH 43220                                            RAFCo., Inc., two companies
                                                              involved in engineering,
                                                              consulting & sales of
                                                              heating & air conditioning
                                                              equipment.

RUSSELL G. MEANS                            Trustee (2)       Chairman of Employee
4789 Rings Road                                               Employee Benefit
Dublin, OH 43017                                              Management Corporation,
                                                              consultants and
                                                              administrators of
                                                              self-funded health and
                                                              retirement plans.

ROBERT S. MEEDER, JR.*+             Trustee (1)/              President of R. Meeder &
                                    Vice President (1)(2)     Associates, Inc.

WALTER L. OGLE                      Trustee (2)               Executive Vice President of
One Corporate Drive                                           Godwins, Booke &
Suite 600                                                     Dickenson, Inc. employee
Clearwater, FL  43622                                         benefit, compensation and
                                                              human resource consultants.

PHILIP A. VOELKER*+                 Trustee (2)/              Senior Vice President and
Vice President (1)(2)                                         Chief Operating Officer of
                                                              R. Meeder & Associates, Inc.

JAMES B CRAVER*                     Assistant                 Managing Director, Eagle
266 Summer Street                   Secretary (1)(2)          Institutional Financial
Boston, MA 02210                                              Services, Inc. (since
                                                              September 1995); Senior
                                                              Vice President of Signature
                                                              Financial Group,
                                                              Inc. (January 1991
                                                              to August 1995).

STEVEN T. MCCABE*+                  Assistant                 Vice President, R. Meeder &
                                    Treasurer (1)(2)          Associates, Inc., and Vice
                                                              President of Mutual Funds Service Co.

DONALD F. MEEDER*+                  Secretary/                Vice President of R. Meeder
                                    Treasurer(1)(2)           & Associates, Inc., and
                                                              President of Mutual Funds Service Company

WESLEY F. HOAG*+                    Vice President (1)(2)     General Counsel of R.
                                                              Meeder & Associates, Inc. (since July
                                                              1993); Attorney, Porter, Wright,
                                                              Morris & Arthur, a law firm
                                                              (October 1984 to June 1993)

ROGER D. BLACKWELL                  Trustee (1)               Professor of Marketing and
Blackwell Associates, Inc.                                    Consumer Behavior, The
3380 Tremont Road                                             Ohio State University, and
Columbus, OH 43221                                            President of Blackwell
                                                              Associates, Inc., a

                                                      strategic consulting firm


(1) Trustee and/or officer of The Flex-funds
(2) Trustee and/or officer of the Portfolio

*"Interested Person" of the Trust (as defined in the Investment Company Act of
1940) and Portfolio.

+P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017

         Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

         Several Trustees and each officer of the Trust hold the same positions with The Flex-Partners, a Massachusetts business trust consisting of three separate series. Each Trustee and officer of the Portfolio hold the same positions with each corresponding Portfolio of The Flex-funds. The Manager serves as the investment adviser to each Portfolio of The Flex-Partners.

         The following table shows the compensation paid by the Portfolio and the Fund to the Trustees of the Portfolio and the Fund during the fiscal year ended December 31, 1995:

                               COMPENSATION TABLE

                                                     Pension or
                                                     Retirement
                                                     Benefits          Estimated        Total
                           Aggregate                 Accrued as        Annual           Compensation
                           Compensation              Part of           Benefits         from Registrant
                           from the Portfolio        Portfolio or      Upon             and Fund Complex
Trustee                    and the Fund              Fund Expenses     Retirement       Paid to Trustees
-------                    ------------------        -------------     ----------       ----------------
Robert S. Meeder, Sr.      None                      None              None             None

Milton S. Bartholomew      $1,197                    None              None             $6,800

John M. Emery                $874                    None              None             $6,800

Richard A. Farr              $750                    None              None             $6,000

Russel G. Means              $900                    None              None             $5,250

Robert S. Meeder, Jr.      None                      None              None             None

Walter L. Ogle             $1,050                    None              None             $6,000

Philip A. Voelker          None                      None              None             None

Roger D. Blackwell         $6,000                    None              None             $6,000

Neil Ramsey                  $925                    None              None             $5,250

         The Trust pays each Trustee who is not an "interested person" an annual fee of $3,000, plus $750 for each meeting of the Board of Trustees attended regardless of the number of Boards of Trustees on which each Trustee serves. Mr. Emery comprises the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts. Mr. Emery is paid $400 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. Trustees fees for the Fund totaled $2,291 for the year ended December 31, 1995. Audit Committee fees for the Fund totaled $124 for the year ended December 31, 1995. All other officers and Trustees serve without compensation from the Trust.

         Each Trustee who is not an "interested person" with each corresponding Portfolio of The Flex-funds and Flex-Partners is paid an annual fee of $3,000, plus $750 for each meeting of the Board of Trustees attended regardless of the number of Boards of Trustees each Trustee serves. Mr. Bartholomew comprises the Audit Committee for each corresponding Portfolio of The Flex-funds and the Flex-Partners Trusts. Mr. Bartholomew is paid $400 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. Trustee fees for the Growth Stock Portfolio totaled $4,072 for the year ended December 31, 1995. Audit Committee fees for the Growth Stock Portfolio totaled $147 for the year ended December 31, 1995. All other officers and Trustees serve without compensation from the Portfolio.

         The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                           FLEX-FUNDS RETIREMENT PLANS

         The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

Individual Retirement Accounts (IRA):

         Limitation on Deductible Contributions - Under prior law an individual with earned income, not yet 70 1/2 years of age, was allowed a deductible IRA contribution, limited to the lesser of earned income or $2,000. Effective for years beginning after December 31, 1986, applicable law limits the deductibility of IRA contributions where the taxpayer is a participant in an employer-sponsored retirement plan and had adjusted gross income (AGI) in excess of $40,000 (joint) and $25,000 (single). For every dollar that AGI exceeds these limits, the maximum deduction is reduced by twenty cents. Thus, a joint filer with AGI greater than $50,000 who is covered by an employer sponsored plan will not be able to make a deductible IRA contribution. The deductible limits for individuals not covered by an employer-sponsored plan were not changed.

         Nondeductible Contributions - Individuals who may not make a deductible contribution due to the limits noted above, may continue to make nondeductible contributions subject to the prior $2,000 limitation. The earnings on such contributions will still accumulate on a tax deferred basis. Individuals will be required to report such contributions on their tax returns.

         Rollover Contributions - individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make roll-over contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

         A Spousal IRA is also available.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement which was effective February 1, 1995. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .03% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

         For the year ended December 31, 1995, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $29,772 and $28,335, respectively.

                            DESCRIPTION OF THE TRUST

         TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

         SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

         The Declaration of Trust provides for indemnification out of each Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

         VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust; call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

         CUSTODIAN Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

         AUDITOR. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent accountant. KPMG audits financial statements for the Fund and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

         The audited Financial Statements and the Notes thereto for the Fund and the Portfolio, and the auditor's reports of KPMG Peat Marwick L.L.P, independent public accountants, are herein incorporated by reference from The Flex-fund's Annual Reports dated December 31, 1995 and December 31, 1994.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a)  Index to Financial Statements

              Financial Statements included in Part A
                      Not applicable.

              Financial Statements included in Part B
                      Not applicable.


     (b)  Exhibits:


         1. Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

         2. By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

         3.       Not applicable.

         4.       Not applicable.

         5.       Not applicable.

         6.       Not applicable.

         7.       Not applicable.

         8. Custodian Agreement -- filed as an exhibit to Registrant's Post-Effective Amendment No. 16 on April 9, 1991, which exhibit is incorporated herein by reference.

         9. Administrative Services Agreement between The Flex-funds and Mutual Funds Service Co.--filed as an Exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

         10.      Not applicable.

         11.      Not applicable.

         12.      Not applicable.

         13. Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

         14. Model Plans and related documents to be used in the establishment of retirement plans in conjunction with shares of the Registrant -- incorporated by reference to Part II,
                  Item 1(b)(14) of Registrant's First Pre-effective Amendment of the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

         15. 12b-1 Plan for The Growth Fund -- reference is made to the exhibits referred to in Part C, Item 26 (b)(15) of Registrant's Third Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about March 1, 1985, and is incorporated herein by reference.

         16. Schedules for computation of performance quotations for The Growth Fund -- filed as an Exhibit to Registrant's Post-Effective Amendment No. 36 on or about April 30, 1996, which exhibit is incorporated by reference herein.

         17.      Not applicable.

         18.      Not applicable.

         19. Powers of Attorney of Trustees of Registrant. Previously filed and incorporated herein by reference.

         20. Powers of Attorney of Trustees of the Growth Stock Portfolio. Previously filed and incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant.

         None.

Item 26. Number of Holders of Securities at October 21, 1996.


                 Title of                                     Number of
                 Class                  Fund                 Record Holders
                 -----                  ----                 --------------

                 Shares of           Growth Fund                1,212
                 Beneficial
                 Interest


Item 27. Indemnification

              Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 28. Business and Other Connections of Investment Adviser.

              Not applicable.

Item 29. Principal Underwriters.

              Not applicable.

Item 30. Location of Accounts and Records.

              Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Star Bank, N.A., the Trust's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 31. Management Services.

         None

Item 32. Undertakings.

              (a) Not applicable.

              (b) Not applicable.

              (c) If the information called for by Item 5A of this Registration
                  Statement is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within
                  Section 16(c) of the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, and the State of Ohio on the 22nd day of October, 1996.

                                 THE FLEX-FUNDS


                                        BY: /s/ Donald F. Meeder
                                           ____________________________
                                        Donald F. Meeder, Secretary/Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Date Signed  October 22 , 1996              /s/ Donald F. Meeder
                                           ______________________________
                                           Donald F. Meeder, Secretary/Treasurer


                         As Attorney-in-Fact pursuant to
                           Special Powers of Attorney,
                      copies of which are enclosed herewith
              as Exhibits, for Roger D. Blackwell, Richard A. Farr,
           John M. Emery, Robert Meeder, Jr., and Robert Meeder, Sr.,
                           Trustees of The Flex-funds


Date Signed  October 22, 1996              /s/ Donald F. Meeder
                                           ________________________________
                                           Donald F. Meeder, Attorney-in-Fact

                                   SIGNATURES

     Growth Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 22nd day of October, 1996.


                                              GROWTH STOCK PORTFOLIO

                                              By: /s/ Donald F. Meeder
                                                 ____________________________
                                                  Donald F. Meeder

     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on October 22, 1996.

     Signature                        Title
     ---------                        -----


Robert S. Meeder, Sr.*                President and Trustee
____________________________
Robert S. Meeder, Sr.

Milton S. Bartholomew*                Trustee
____________________________
Milton S. Bartholomew

Russel G. Means*                      Trustee
____________________________
Russel G. Means

/s/ Donald F. Meeder
____________________________          Secretary/Treasurer, Principal Financial
Donald F. Meeder                      Officer and Principal Accounting Officer

Walter L. Ogle*                       Trustee
____________________________
Walter L. Ogle

Philip A. Voelker*                    Vice President and Trustee
____________________________
Philip A. Voelker

*By: /s/ Donald F. Meeder
     _______________________

        Donald F. Meeder
        Executed by Donald F. Meeder on behalf
        of those indicated pursuant to Powers of Attorney